UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 22, 2024
FEDERAL HOME LOAN BANK OF TOPEKA
__________________________________________
(Exact name of registrant as specified in its charter)

Federally chartered corporation of the United States	000-52004	48-0561319
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
500 SW Wanamaker Road Topeka, KS		66606
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 785.233.0507

Not Applicable
___________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

                                        Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.
On February 22, 2024, the Federal Home Loan Bank of Topeka ("FHLBank") distributed a message to its members announcing FHLBank's 2023 fourth quarter operating results. The message included information as to how FHLBank management evaluated FHLBank's performance for the quarter and year ended December 31, 2023. A copy of the message is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.
The information provided in Item 2.02 of this Current Report on Form 8-K is incorporated herein by reference.

The information in this Current Report on Form 8-K and information contained in Exhibit 99.1 is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (as amended, the "Exchange Act") or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or the Securities Act of 1933 if such subsequent filing specifically references this Current Report on Form 8-K. In addition, the furnishing of information in this Current Report on Form 8-K is not intended to, and does not, constitute a determination or admission by FHLBank that the information is material or complete.

Forward Looking Statements
The information contained in this announcement contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include statements describing the objectives, projections, estimates or future predictions of FHLBank’s operations. These statements may be identified by the use of forward-looking terminology such as “anticipates,” “believes,” “may,” “is likely,” “could,” “estimate,” “expect,” “will,” “intend,” “probable,” “project,” “should” or their negatives or other variations on these terms. FHLBank cautions that by their nature forward-looking statements involve risks or uncertainties and that actual results may differ materially from those expressed in any forward-looking statements as a result of such risks and uncertainties, including but not limited to: changes in the general economy and capital markets, the rate of inflation or deflation, employment rates, housing market activity and pricing, the size and volatility of the residential mortgage market, geopolitical events, and global economic uncertainty; governmental actions, including legislative, regulatory, judicial or other developments that affect FHLBank, our members, counterparties or investors, housing government-sponsored enterprises, or the FHLBank System in general; external events, such as economic, financial, or political disruptions, and/or wars, pandemics, and natural disasters, including disasters caused by climate change, which could damage our facilities or the facilities of our members, damage or destroy collateral pledged to secure advances or mortgages held for portfolio, which could increase our risk exposure or loss experience; effects of derivative accounting treatment and other accounting rule requirements, or changes in such requirements; competitive forces, including competition for loan demand, purchases of mortgage loans and access to funding; the ability of FHLBank to introduce new products and services to meet market demand and to manage successfully the risks associated with all products and services; changes in demand for FHLBank products and services or consolidated obligations of the FHLBank System; membership changes, including changes resulting from member failures or mergers, changes due to member eligibility, or changes in the principal place of business of members; changes in the U.S. government's long-term debt rating and the long-term credit rating of the senior unsecured debt issues of the FHLBank System; soundness of other financial institutions, including FHLBank members, non-member borrowers, counterparties and the other FHLBanks; the ability of each of the other FHLBanks to repay the principal and interest on consolidated obligations for which it is the primary obligor and with respect to which FHLBank has joint and several liability; the volume and quality of eligible mortgage loans originated and sold by participating members to FHLBank through its various mortgage finance products; changes in the fair value and economic value of, impairment of, and risks associated with FHLBank’s investments in mortgage loans and mortgage-backed securities or other assets and the related credit enhancement protections; changes in the value or liquidity of collateral underlying advances to FHLBank members or nonmember borrowers or collateral pledged by reverse repurchase and derivative counterparties; volatility of market prices, changes in interest rates and indices and the timing and volume of market activity, including the effects of these factors on amortization/accretion; gains/losses on derivatives or on trading investments and the ability to enter into effective derivative instruments on acceptable terms; changes in FHLBank's capital structure; FHLBank's ability to declare dividends or to pay dividends at rates consistent with past practices; the ability of FHLBank to keep pace with technological changes and the ability to develop and support technology and information systems, including the ability to manage cybersecurity risks and securely access the internet and internet-based systems and services, sufficient to effectively manage the risks of FHLBank's business; and the ability of FHLBank to attract and retain skilled individuals, including qualified executive officers. Additional risks that might cause FHLBank’s results to differ from these forward-looking statements are provided in detail in FHLBank’s filings with the SEC, which are available at www.sec.gov.

All forward-looking statements contained in this announcement are expressly qualified in their entirety by reference to this cautionary notice. The reader should not place undue reliance on such forward-looking statements, since the statements speak only as of the date that they are made, and FHLBank has no obligation and does not undertake publicly to update, revise or correct any forward-looking statement for any reason to reflect events or circumstances after the date of this announcement.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

99.1	Message to FHLBank members dated February 22, 2024, announcing FHLBank's 2023 fourth quarter and annual operating results.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Topeka

February 22, 2024	By: /s/ Jeffrey B. Kuzbel
Date	Jeffrey B. Kuzbel
Executive Vice President and Chief Financial Officer